Exhibit 99.8(l)

FUND PARTICIPATION AGREEMENT

SCHEDULE A

AMENDED as of February 15, 2008

The following Separate Accounts and Associated Contracts of Symetra Life Insurance Company are permitted to invest in the Portfolios of the Fund shown in the amended Schedule B below in accordance with the provisions of this Amendment to the March 8, 2007, Fund Participation Agreement among Symetra Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisers, Inc. and ALPS Distributors, Inc.

Contracts Funded by Separate Account	Name of Separate Account

Symetra Focus Variable Annuity	Symetra Separate Account C
Symetra Complete Variable Life Insurance	Symetra Separate Account SL
Symetra Complete Advisor Variable Life Insurance	Symetra Separate Account SL
Spinnaker Variable Annuities	Symetra Separate Account C
Spinnaker Advisor Variable Annuities	Symetra Separate Account C

FUND PARTICIPATION AGREEMENT

SCHEDULE B

AMENDED as of February 15, 2008

The following Contracts funded by the following Separate Account(s) shown on Schedule A may invest in the following Portfolios of the Fund.

A.           Symetra Focus Variable Annuity, Symetra Separate Account C

Symetra Complete Variable Life Insurance, Symetra Separate Account SL

Symetra Complete Advisor Variable Life Insurance, Symetra Separate Account SL

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class I

Ibbotson Growth ETF Asset Allocation Portfolio – Class I

Ibbotson Balanced ETF Asset Allocation Portfolio – Class I

Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class I

Ibbotson Conservative ETF Asset Allocation Portfolio – Class I

B.            Spinnaker Variable Annuities, Symetra Separate Account C

Spinnaker Advisor Variable Annuities, Symetra Separate Account C

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II

Ibbotson Growth ETF Asset Allocation Portfolio – Class II

Ibbotson Balanced ETF Asset Allocation Portfolio – Class II

Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II

Ibbotson Conservative ETF Asset Allocation Portfolio – Class II

This amendment to Schedules A and B of the Fund Participation Agreement is effective as of the 15th day of February 15, 2008.

Symetra Life Insurance Company		Financial Investors Variable Insurance
Trust

By:		By:

Name:	Linda C. Mahaffey	Name:

Title:	Vice President	Title:

ALPS Advisers, Inc.		ALPS Distributors, Inc.

By:		By:

Name:		Name:

Title:		Title:

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